UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  SEPTEMBER 27 , 2004
                                                        ------------------------

                       INTERPLAY ENTERTAINMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-24363                                          33-0102707
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(Commission File Number)                       (IRS Employer Identification No.)


1682 LANGLEY AVENUE, IRVINE, CALIFORNIA                      92619
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Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 432 1958
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.


On September 27, 2004, the Company received a letter from NASDAQ relating to a hearing regarding the eligibility of the Company's securities for quotation on the OTC Bulletin Board ("OTCBB") and providing formal notice of a telephonic hearing on October 14, 2004 when the Panel authorized by the NASD Board of Governors will determine whether the Company's securities are eligible for quotation on the OTCBB pursuant to the requirements of NASD Rules 6530 and 6540. The trading symbol for the Company's common stock on the OTCBB is currently "IPLYE", so that the Company's common stock will be ineligible for quotation and subject to removal from the OTCBB if the NASD does not receive information that the Company is current in its public reporting obligations pursuant to NASD Rules 6530 and 6540. The Company failed to file its 10-Q for the period ended June 30, 2004 within the prescribed time period and thirty calendar day grace period but the Company has determined to file the report prior to the hearing on October 14, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTERPLAY ENTERTAINMENT CORPORATION



Dated:  September 30, 2004             By:     /S/HERVE CAEN
                                          --------------------------------------
                                           Herve Caen
                                           Chief Executive Officer and Interim
                                           Chief Financial Officer